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                           SECURED PROMISSORY NOTE


$75,000                                                            May 30, 1997

     FOR VALUE RECEIVED, the undersigned Louis Partenza, an individual residing at 729 Heritage Way, Weston, Florida 33326 ("Maker"), hereby promises to pay to the order of Tri-Star Aerospace, Co., a Delaware corporation, or its successors and assigns (the "Holder"), the principal sum of Seventy Five Thousand Dollars ($75,000) on May 30, 2002 (the "Maturity Date"), and to pay interest on the unpaid principal amount of this Note as set forth in Section 2 below from the date hereof until such principal amount is paid in full.

     1. CERTAIN DEFINED TERMS. As used in this Note, the following terms shall have the following meanings:

     "COMMON STOCK" means shares of common stock, par value $.01 per share, of MLA.

     "MLA" means Maple Leaf Aerospace, Inc., a Delaware corporation.

     "STOCKHOLDERS' AGREEMENT" means that certain Amended and Restated Management Stockholders and Optionholders Agreement, dated as of September 19, 1996, as amended and restated as of April 29, 1997, among MLA and its stockholders and optionholders (including the Maker) party thereto, as the same may be amended from time to time pursuant to its terms.

     2. INTEREST. Interest (computed on the basis of a 360 day year comprised of twelve (12) months of thirty (30) days each, for the actual number of days elapsed in the period for which interest is being computed) on the unpaid principal amount of this Note shall be payable semi-annually, in arrears, at the rate of 6.74% per annum from the date hereof to and including the Maturity Date. Interest shall be due and payable on the first day of April and October of each year for so long as amounts are outstanding under this Note, commencing with the first interest payment being due and payable on October 1, 1997. If any interest payment date or the Maturity Date shall not be a day on which commercial banks in New York, New York are required to be open for business (a "Business Day"), then the payment that would otherwise become due and payable on such date shall instead become due and payable on the next succeeding Business Day; PROVIDED, HOWEVER, that such extension of time shall be included in the computation of interest due in conjunction with such payment. Each payment of principal or interest hereunder shall be paid in immediately available funds.

     3.   PREPAYMENT.

          (a) AT THE OPTION OF THE MAKER. The Maker may prepay the principal amount of this Note without premium or penalty at any time or from time to time. Each such prepayment of principal shall be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid to the date of prepayment.

          (b) MANDATORY PREPAYMENT. The outstanding principal of and interest on this Note shall be immediately due and payable in full, without the requirement of any notice or demand of any kind, upon any sale, transfer or other disposition by the Maker (pursuant to

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the provisions of the Stockholders' Agreement or otherwise, but excluding any permitted transfer effected pursuant to Section 1.1(c) of the Stockholders' Agreement) of shares of Common Stock (including the Pledged Shares (as defined in Section 5(a) below)) owned by the Maker from time to time, and the Maker hereby covenants and agrees that any and all proceeds from any such sale, transfer or other disposition of Common Stock shall be promptly paid to the Holder and first applied toward the payment of the principal of and interest on this Note, until such principal and interest are paid in full, before any of such proceeds are retained by the Maker or any other person or entity.

     4.   REPRESENTATIONS AND WARRANTIES OF THE MAKER.

          The Maker hereby represents and warrants to the Holder of this Note as follows:

          (a) The Maker has the legal capacity to execute, deliver and perform this Note. This Note has been duly executed and delivered by the Maker, and constitutes the legal, valid and binding obligation of the Maker, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy or insolvency laws and general principles of equity).

          (b) The Maker is the legal and beneficial owner of 432 shares of Common Stock, free and clear of any lien, pledge, encumbrance or third-party right, except as created by the Stockholders' Agreement or this Note.

          (c) The pledge of the Pledged Shares (as defined in Section 5(a) below) pursuant to Section 5 hereof creates a valid and perfected first priority security interest in the Pledged Shares in favor of the Holder securing the payment of all of the obligations of the Maker under this Note. No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or other party is required for the pledge by the Maker of the Pledged Shares pursuant to this Note or for the due execution, delivery or performance of this Note by the Maker.

     5.   PLEDGE.

          (a) The Maker hereby pledges to the Holder, and grants to the Holder a security interest in, the following (the "Pledged Collateral"): (i) 432 shares of Common Stock subscribed for by the Maker (as the same may be reclassified or changed pursuant to a stock split, stock dividend, reorganization, merger or otherwise, the "Pledged Shares"), and (ii) the certificates representing the Pledged Shares. The foregoing pledge secures, and the Pledged Collateral is security for, the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, the obligations of the Maker under this Note, whether principal, interest, fees, expenses or otherwise. The foregoing pledge shall create a continuing security interest in the Pledged Collateral and shall (A) remain in full force and effect until payment in full of the obligations of the Maker under this Note and (B) be binding upon the Maker, his heirs, successors and permitted assigns.

          (b) All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Holder and shall be in suitable

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form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Holder. The Holder shall have the right, at any time in its discretion and without notice to the Maker, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral. In addition, the Holder shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (c) The Maker agrees that at any time and from time to time, the Maker will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in order to perfect and protect the pledge and lien granted or purported to be granted hereby or to enable the Holder to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          (d) The Maker agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral, except as required pursuant to the Stockholders' Agreement, or (ii) create or permit to exist any lien, pledge, encumbrance or third-party right upon or with respect to any of the Pledged Collateral, except for those created by the Stockholders' Agreement and this Note.

     6.   EVENTS OF DEFAULT; REMEDIES.

          (a) EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Note:

               (i) the Maker shall fail to pay when due (at maturity, by acceleration or otherwise) any payment of principal or interest payable under this Note;

               (ii) any representation or warranty made by the Maker in this Note shall at any time prove to be incorrect in any material respect;

               (iii) the Maker shall fail to observe or perform any obligation, covenant or other provision contained in this Note or the Stockholders' Agreement;

               (iv) this Note shall at any time cease to be in full force and effect except in accordance with its terms or shall be declared null and void pursuant to a judicial or other governmental act, or the validity or enforceability thereof shall be contested;

               (v) a "Termination Event" (as defined in Section 4.1 of the Stockholders' Agreement), other than a Termination Event described in Section 4.1(a)(i) of the Stockholders' Agreement, shall have occurred with respect to the Maker; or

               (vi) the Maker shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian or liquidator of any of his assets, or shall make a general assignment for the benefit of creditors; or shall file a petition in bankruptcy in order to effect an arrangement with creditors or any other relief under any federal or state bankruptcy law or other law granting or relating to relief for debtors, whether now or hereafter in effect ("Bankruptcy Law") or any petition or proceeding pursuant to any Bankruptcy Law is filed or

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commenced with respect to the Maker; the Maker shall be adjudicated a bankrupt, or an order for relief shall be entered by any court of competent jurisdiction under any Bankruptcy Law.

          (b) ACCELERATION; OTHER REMEDIES. If an Event of Default (other than an Event of Default specified in clause (vi) above) occurs and is continuing, then the Holder, by written notice to the Maker, may declare all unpaid principal of, and accrued interest on, this Note to be due and payable (in which event such principal and accrued interest shall be immediately due and payable). If an Event of Default specified in clause (vi) above occurs, all unpaid principal of, and accrued interest on, this Note shall IPSO FACTO and without notice of any kind become and be immediately due and payable without any declaration or other act on the part of the Holder. If an Event of Default occurs and is continuing, in addition to acceleration as provided above, the Holder may exercise all rights and pursue all available remedies by proceeding at law or in equity to collect the payment of principal of and/or interest on this Note or to enforce the performance of any provision of the Note, such remedies being cumulative, non-exclusive, and enforceable alternatively, successively or concurrently. Any delay or omission by the Holder in exercising any right or remedy accruing upon an Event of Default shall not impair such right or remedy or constitute a waiver of or acquiescence in such Event of Default. Without limiting the generality of the foregoing, if any Event of Default shall have occurred and be continuing, the Holder may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code as from time to time in effect in the State of New York (the "UCC"), subject to the provisions of the Stockholders' Agreement (including, without limitation, with respect to the valuation of the Pledged Collateral at its "Fair Market Value" determined in accordance with Section
4.1 of the Stockholders' Agreement), and any notice required by the UCC to be given by the Holder to the Maker in respect of such action shall be deemed satisfied upon the giving of ten (10) days' prior written notice of such action to the Maker in accordance with the notice provisions set forth below.

     7. SET-OFF. In addition to any rights, powers or remedies now or hereafter granted under this Note or applicable law, and not by way of limitation of any such rights, powers or remedies, upon the occurrence and during the continuance of any Event of Default, the Holder is hereby authorized by the Maker at any time or from time to time, to the fullest extent permitted by applicable law, to set off, appropriate and apply all indebtedness or obligations owing by the Holder, MLA or any of their affiliates to or for the account of the Maker (including, without limitation, to the extent permitted by applicable law, bonus and other compensation payable by MLA or any of its subsidiaries or affiliates to the Maker, or any payment or Payment Note (as defined in Article IV of the Stockholders Agreement) issued or issuable to the Maker pursuant to the Stockholders' Agreement), against all of the obligations of the Maker to the Holder under this Note.

     8. NO WAIVER BY THE HOLDER. No delay, failure or discontinuance by or of the Holder in exercising any right, power or remedy under this Note or at law or equity shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, consent or approval of any kind by the Holder of any breach of or default under this Note must be in writing and shall be effective only in the instance and to the extent set forth in

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such writing. The rights and remedies provided herein are cumulative and not exclusive and are in addition to all others that may be provided by application of law and other agreements and documents.

     9. WAIVER BY THE MAKER. Except as otherwise expressly provided herein, the Maker hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     10. REPLACEMENT OF NOTE. Upon receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note and, in the case of any loss, theft or destruction, upon delivery of an appropriate indemnification agreement from the Holder or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Maker will promptly execute and deliver, in lieu thereof, a new Note of like tenor, dated the date to which interest on such lost, stolen, destroyed or mutilated Note has been paid.

     11. RIGHTS AND OBLIGATIONS ABSOLUTE. All rights of the Holder and security interests hereunder, and all obligations of the Maker hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any provision of this Note, the Stockholders' Agreement or any other agreement or instrument relating thereto; (ii) any other amendment or waiver of any term of, or any consent to any departure from any requirement of, this Note, the Stockholders' Agreement or any other document; or (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a borrower or a pledgor.

     12. GOVERNING LAW; CONSENT TO JURISDICTION. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES. THE MAKER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION, VENUE AND FORUM OF ANY STATE OR FEDERAL COURT IN THE CITY OF NEW YORK, STATE OF NEW YORK WITH RESPECT TO ANY ACTION, WHETHER COMMENCED BY THE HOLDER OR ANY OTHER PERSON, TO THE EXTENT THE SAME ARISES UNDER OR RELATES TO THIS NOTE.

     13.  MISCELLANEOUS.

          (a) FEES AND EXPENSES. The Maker hereby agrees to pay all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), expended or incurred by the Holder in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the Holder hereunder.

          (b) NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be transmitted by messenger, delivery service, certified mail or facsimile, if (a) to the Maker, to his address set forth above in the first paragraph of this Note; and (b) if to the original Holder of this Note, to Tri-Star Aerospace, Co., 11535 East Pine Street, Tulsa, Oklahoma 74136; Telecopier: (918) 234-7744;
Attn: Chairman, (with a copy (which shall not constitute notice) to Odyssey Partners, L.P., 31 West 52nd Street, New York, New York 10019; Telecopier:
(212) 708-0750; Attn: Mr. Stephen Berger), or to

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such subsequent Holder or to such other address as a party shall designate in a written notice to the other parties hereto given in accordance with this Section. All notices and other communications shall be effective (i) if sent by messenger or delivery service, when delivered, (ii) if sent certified mail from and to locations within the United States of America, five (5) days after having been sent by such mail, with return receipt requested, and (iii) if sent by facsimile (with record of successful transmission), when sent.

          (c) SUCCESSORS AND ASSIGNS. This Note shall be binding upon the Maker, his heirs, successors and permitted transferees and assigns. The rights and benefits of the Holder under this Note shall inure to the benefit of its successors and assigns. The Maker may not assign or delegate his obligations hereunder without the prior written consent of the Holder, and any purported assignment without such consent shall be void and of no effect.

          (d) SEVERABILITY. The terms and provisions of this Note are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part pursuant to applicable law by a governmental authority having jurisdiction over the matter, such provision shall be ineffective only to the extent of such prohibition or invalidity (and only in such jurisdictions where such provisions are determined to be prohibited or invalid) without in any way invalidating the remainder of such provision or any other term or provision of this Note.

          (e) AMENDMENT. Except as otherwise expressly provided herein, this Note may not be terminated, cancelled, amended, supplemented, restated or otherwise modified orally, and no amendment or modification of any term or provision of this Note shall be effective unless in writing and signed by the Holder.

     IN WITNESS WHEREOF, the undersigned Maker has executed and delivered this Note to the Holder on the date and year first above written.



                              /s/ Louis Partenza
                              -------------------------------------
                              Louis Partenza (the "Maker")



                         CONSENT TO PLEDGE OF MLA STOCK

     Pursuant to Section 1.1(a) of the Stockholders' Agreement, Odyssey Partners, L.P. hereby consents to the pledge of the shares of Common Stock owned by the Maker to the Holder pursuant to, and as security for the Maker's obligations to the Holder under, this Note.


                              ODYSSEY PARTNERS, L.P.


                              By: /s/ Stephen Berger
                                  ---------------------------------
                              Name:   Stephen Berger
                              Title:  Partner



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